SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2008
                                                         ----------------


                         United Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Maryland                      000-52947                   74-3242562
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(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                     Identification No.)


                                  95 Elm Street
                            West Springfield, Massachusetts            01089
                            -------------------------------            -----
                           (Address of principal executive office)   (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ____ Written communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     ____ Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
          (17 CFR 240.14a-12)

     ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year.
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          On  January  17,  2008,  the Board of  Directors  of United  Financial
          Bancorp, Inc. (the "Company") approved an amendment to the Company's bylaws to provide that the Company shall hold its annual meeting of stockholders during the month of April (instead of May). This amendment was effective immediately upon Board action.

          The Amended and Restated Bylaws, following the amendment, are included herein as Exhibit 3(ii).

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibit 3(ii). Amended and Restated Bylaws of United Financial Bancorp, Inc.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         UNITED FINANCIAL BANCORP, INC.


DATE:  January 18, 2008             By: /s/ Richard B. Collins
       ----------------------           ---------------------------------------
                                        Richard B. Collins
                                        President and Chief Executive Officer